                                                          Barclay Capital
                                                          5 The North Colonnade
                                                          Canary Wharf
                                                          London E14 4BB

                                                          Tel +44 (0)20 7623 2323

To:            Deutsche  Bank Trust  Company  Americas,  not in its  individual  capacity  but solely in its  capacity  as Trustee  (the  "Trustee")  for the  benefit of RALI
               SERIES 2006-QS3 TRUST, MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,  SERIES
               2006-QS3 (the "Counterparty" or "Party B")
Attn:          Amy Stoddard
Fax No:        (714) 247-6285
From:          BARCLAYS BANK PLC (LONDON HEAD OFFICE) ("Barclays" or "Party A")
Date:          March 30, 2006
Reference:     1106350B/1106334B

The purpose of this  facsimile  (this  "Confirmation")  is to confirm the terms and conditions of  the  Transaction  entered  into  between  us  on  the  Trade  Date  specified  below  (the
"Transaction").

The  definitions  and  provisions   contained  in  the  2000  ISDA   Definitions   (the  "2000
Definitions"),  as published by the  International  Swaps and  Derivatives  Association,  Inc.
("ISDA") are incorporated into this  Confirmation.  In the event of any inconsistency  between the 2000 Definitions and this  Confirmation,  this  Confirmation  will govern for the purposes of the  Transaction.  References  herein to a  "Transaction"  shall be deemed to be references to a "Swap  Transaction" for the purposes of the 2000  Definitions.  Capitalized terms used in this  Confirmation  and not defined in this  Confirmation or the 2000  Definitions  shall have the respective  meaning  assigned in the  Agreement.  Each party hereto agrees to make payment to the other party hereto in accordance  with the provisions of this  Confirmation  and of the
Agreement.  In  this  Confirmation,   "Party  A"  means  Barclays  and  "Party  B"  means  the
Counterparty.

This  Confirmation  evidences a complete  and binding  agreement  between you and us as to the terms  of  the  Swap  Transaction  to  which  this  Confirmation  relates.  This  Confirmation
(including the schedule  hereto) will  constitute a  Confirmation  that  supplements,  forms a part  of,  and is  subject  to,  an  agreement  (the  "Agreement")  in the  form  of the  1992
Multicurrency  - Cross  Border  Master  Agreement in the form  published by the  International
Swaps and  Derivatives  Association,  Inc. (the "ISDA  Form"),  as if on the Trade Date we had
executed an agreement in such form,  but without any Schedule  except for the  elections  made herein.

        In the event of any  inconsistency  between the  provisions  of the ISDA Form and this
Confirmation, this Confirmation will prevail for purposes of this Swap Transaction.

The terms of the particular Transaction to which this Confirmation relates are as follows:

-------------------------------------------- --------------------------------------------
2.                                           TRADE DETAILS
-------------------------------------------- --------------------------------------------
-------------------------------------------- --------------------------------------------
NOTIONAL AMOUNT:                             With respect to any distribution  date, the
                                             lesser  of (1)  the  Certificate  Principal
                                             Balance  of the  Class  I-A-1  Certificates
                                             immediately   prior  to  that  distribution
                                             date  and  (2)  the  amount  set  forth  on
                                             Schedule   A   attached   hereto  for  such
                                             distribution date.
-------------------------------------------- --------------------------------------------
-------------------------------------------- --------------------------------------------
TRADE DATE:                                  March 30, 2006.

-------------------------------------------- --------------------------------------------
-------------------------------------------- --------------------------------------------
EFFECTIVE DATE:                              March 30, 2006.

-------------------------------------------- --------------------------------------------
-------------------------------------------- --------------------------------------------
TERMINATION DATE:                            April 25, 2012.
-------------------------------------------- --------------------------------------------
-------------------------------------------- --------------------------------------------
FIXED AMOUNTS:
-------------------------------------------- --------------------------------------------
-------------------------------------------- --------------------------------------------
        Fixed Rate Payer:                    Counterparty.

        Fixed Rate Payer Payment Date(s):    March 30, 2006;  subject to adjustment in
                                             accordance  with the  Following  Business
                                             Day Convention.

        Fixed Amount:                        USD628,000,  provided that the payment of
                                             the  Fixed  Amount to  Barclays  has been
                                             made on  behalf  of the  Counterparty  by
                                             Deutsche Bank Securities Inc.  ("Deutsche
                                             Bank"),  from the proceeds of the sale of
                                             the Certificates.

-------------------------------------------- --------------------------------------------
-------------------------------------------- --------------------------------------------
FLOATING AMOUNTS:                            To be determined  in accordance  with the
                                             following formula:
                                             Greater of (i) (Floating Rate minus Strike
                                             Rate) * Notional Amount * Floating Rate
                                             Day Count Fraction, and (ii) zero.

-------------------------------------------- --------------------------------------------
-------------------------------------------- --------------------------------------------
        Floating Rate Payer:                 Barclays.

        Strike Rate                          4.80%

        Floating  Rate  Payer  Period  End   The 25th of each  month in each year from
        Date(s):                             (and  including)  April 25,  2005 to (and
                                             including) the  Termination  Date with no
                                             adjustment to Period End Dates.

        Floating    Rate   Payer   Payment   Early  Payment shall be  applicable.  For
        Date(s):                             each  Calculation  Period,  the  Floating
                                             Rate  Payer  Payment  Date  shall  be the
                                             second  Business Day prior to the related
                                             Floating Rate Payer Period End Date.

        Floating Rate Option.                USD-LIBOR-BBA,  provided,  however,  that
                                             if  the  Floating  Rate  determined  from
                                             such   Floating   Rate   Option  for  any
                                             Calculation  Period is greater than 8.80%
                                             per  annum for such  Calculation  Period,
                                             then   the   Floating   Rate   for   such
                                             Calculation  Period shall be deemed to be
                                             equal to 8.80% per annum.

        Floating Rate Day Count Fraction:    30 / 360.

        Designated Maturity:                 1 Month.

-------------------------------------------- --------------------------------------------
        Reset Dates:                         The first day of Each Calculation Period.

-------------------------------------------- --------------------------------------------
-------------------------------------------- --------------------------------------------
BUSINESS DAYS:                               New York, Los Angeles.

-------------------------------------------- --------------------------------------------
-------------------------------------------- --------------------------------------------
GOVERNING LAW:                               This  Transaction  and this  Confirmation
                                             will  be  governed  by and  construed  in
                                             accordance  with the laws of the State of
                                             New York (without  reference to choice of
                                             law doctrine  except  Section  5-1401 and
                                             Section  5-1402  of the New York  General
                                             Obligation Law).

-------------------------------------------- --------------------------------------------
-------------------------------------------- --------------------------------------------
3.                                           ACCOUNT DETAILS
-------------------------------------------- --------------------------------------------
-------------------------------------------- --------------------------------------------
Payments to Barclays:                        Correspondent: BARCLAYS BANK PLC NEW YORK
                                             FEED: 026002574
                                             Beneficiary:  BARCLAYS SWAPS
                                             Beneficiary Account: 050-01922-8

-------------------------------------------- --------------------------------------------
-------------------------------------------- --------------------------------------------
Payments to Counterparty:                    Deutsche Bank Trust Company Americas
                                             ABA 021-001-033
                                             A/C # 01419663
                                             A/C Name NYLTD Funds Control - Stars West
                                             Ref: RALI 2006-QS3 CAP Funds

-------------------------------------------- --------------------------------------------
-------------------------------------------- --------------------------------------------
4.                                           OFFICES
-------------------------------------------- --------------------------------------------
-------------------------------------------- --------------------------------------------
BARCLAYS:                                    Address for Notices:
                                             5 The North Colonnade
                                             Canary Wharf
                                             E14 4 BB
                                             Tel: 44(20) 7773 6461
                                             Fax: 44(20) 777 36810

-------------------------------------------- --------------------------------------------
-------------------------------------------- --------------------------------------------
COUNTERPARTY:                                Address for Notices:
                                             Deutsche Bank Trust Company Americas
                                             Attn.: Trust Administration - RALI 2006-QS3
                                             1761 East St. Andrew Place
                                             Santa Ana, CA 92705

-------------------------------------------- --------------------------------------------

5.      PROVISIONS DEEMED INCORPORATED INTO THIS AGREEMENT:

The  following  provisions  i)  through  vii)  will be  deemed  to be  incorporated  into  the
Agreement:

    i) The  parties  agree  that  subparagraph  (ii) of Section  2(c) of the ISDA Form  Master
           Agreement will apply to any Transaction.

ii)     Termination Provisions. For purposes of the Agreement:

(a)     "Specified Entity" means in relation to Party A for the purpose of the Agreement:

               Section 5(a)(v): None;
               Section 5(a)(vi): None;
               Section 5(a)(vii): None;
               Section 5(b)(iv):  None;

               and in relation to Party B for the purpose of this Agreement:

               Section 5(a)(v): None;
               Section 5(a)(vi): None;
               Section 5(a)(vii): None;
               Section 5(b)(iv):  None.

(b)     "Specified Transaction" shall be inapplicable to Party A and Party B.

(c)     The "Breach of  Agreement"  provisions of Section  5(a)(ii) of the  Agreement  will be inapplicable to Party A and Party B.

(d)     The "Credit Support Default"  provisions of Section 5(a)(iii) of the Agreement will be inapplicable to Party B.

(e)     The  "Misrepresentation"  provisions  of Section  5(a)(iv)  of the  Agreement  will be inapplicable to Party A and Party B.

(f)     The  "Default  Under  Specified  Transaction"  provisions  of  Section  5(a)(v) of the
                  Agreement will be inapplicable to Party A and Party B.

(g)     The  "Cross  Default"  provisions  of  Section  5(a)(vi)  of  the  Agreement  will  be inapplicable to Party A and Party B.

(h)     The "Credit Event Upon Merger"  provisions of Section  5(b)(iv) of the Agreement  will be inapplicable to Party A and Party B.

(i)     The "Bankruptcy" provision of Section 5(a)(vii)(2) will not apply to Party B.

(j)     The "Automatic Early  Termination"  provision of Section 6(a) of the Agreement will be inapplicable to Party A and Party B.

(k)     Payments on Early Termination.  For the purpose of Section 6(e) of the Agreement:

(i)     Market Quotation will apply.
(ii)    The Second Method will apply.

(l)     "Termination Currency" means United States Dollars.

iii)    Tax Representations.

        Payer Tax  Representations.  FOR THE PURPOSE OF SECTION 3(E), EACH OF BARCLAYS AND THE
        COUNTERPARTY MAKES THE FOLLOWING REPRESENTATION:

               It is not  required by any  applicable  law, as modified by the practice of any relevant  governmental revenue authority,  of any Relevant Jurisdiction to make any  deduction  or  withholding  for or on account of any Tax from any  payment
               (other than interest  under Section 2(e),  6(d)(ii) or 6(e) of this  Agreement)
               to be made by it to the other  party  under  this  Agreement.  In  making  this representation,  it may rely on: (i) the accuracy of any representation made by the  other  party  pursuant  to  Section  3(f)  of  this  Agreement;  (ii)  the satisfaction  of the agreement of the other party  contained in Section 4(a)(i)
               or  4(a)(iii) of this  Agreement  and the  accuracy  and  effectiveness  of any document  provided by the other party pursuant to Section  4(a)(i) or 4(a)(iii)
               of this  Agreement;  and (iii) the  satisfaction  of the agreement of the other party contained in Section 4(d) of this  Agreement,  provided that it shall not be a breach of this representation  where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section  4(a)(iii) by reason of material prejudice to its legal or commercial position.

        Barclays Payee Tax  Representations.  FOR THE PURPOSE OF SECTION 3(F),  BARCLAYS MAKES
        THE FOLLOWING REPRESENTATIONS:

               With respect to payments made to Barclays which are not  effectively  connected to the U.S.:  It is a  non-U.S.  branch of a foreign  person  for U.S.  federal income tax purposes.

               With respect to payments made to Barclays  which are  effectively  connected to the U.S.:  Each  payment  received or to be received by it in  connection  with this  Agreement  will be  effectively  connected with its conduct of a trade or business in the U.S.

        Counterparty   Payee  Tax   Representations.   FOR  THE   PURPOSE  OF  SECTION   3(F),
        COUNTERPARTY MAKES THE FOLLOWING REPRESENTATION:

               Counterparty  represents  that it is a "United  States  person" as such term is defined  in  Section  7701(a)(30)  of the  Internal  Revenue  Code of 1986,  as
               amended.

iv)     Documents to be Delivered.  For the purpose of Section 4(a):

        (a) Tax forms, documents or certificates to be delivered are:

----------------------------- ----------------------------- ---------------------------
PARTY  REQUIRED  TO  DELIVER  FORM/DOCUMENT/CERTIFICATE     DATE   BY   WHICH   TO  BE
DOCUMENT                                                    DELIVERED
----------------------------- ----------------------------- ---------------------------
----------------------------- ----------------------------- ---------------------------
Barclays and Counterparty     Any  document  required or    Promptly    after    the
                              reasonably   requested  to    earlier      of      (i)
                              allow the  other  party to    reasonable   demand   by
                              make  payments  under this    either   party  or  (ii)
                              Agreement    without   any    within  30  days  of the
                              deduction  or  withholding    Closing Date.
                              for or on the  account  of
                              any  Tax  or   with   such
                              deduction  or  withholding
                              at a reduced rate.

----------------------------- ----------------------------- ---------------------------

(b)     Other Documents to be delivered are:

-------------------- ----------------------------- ---------------- -------------------
PARTY REQUIRED TO    FORM/DOCUMENT/CERTIFICATE     DATE BY WHICH    COVERED BY
DELIVER DOCUMENT                                   TO BE DELIVERED  SECTION 3(D)
                                                                    REPRESENTATION
-------------------- ----------------------------- ---------------- -------------------
-------------------- ----------------------------- ---------------- -------------------
Barclays and the     Any documents required or     Upon the         Yes
Counterparty         reasonably requested by       execution and
                     the receiving party to        delivery of
                     evidence authority of the     this Agreement.
                     delivering party or its
                     Credit Support Provider,
                     if any, to execute and
                     deliver this Agreement,
                     any Confirmation, and any
                     Credit Support Documents
                     to which it is a party,
                     and to evidence the
                     authority of the
                     delivering party to its
                     Credit Support Provider to
                     perform its obligations
                     under this Agreement, such
                     Confirmation and/or Credit
                     Support Document, as the
                     case may be.
-------------------- ----------------------------- ---------------- -------------------
-------------------- ----------------------------- ---------------- -------------------
Barclays and the     A certificate of an           Upon the         Yes
Counterparty         authorized officer of the     execution and
                     party, as to the incumbency   delivery of
                     and authority of the          this Agreement.
                     respective officers of the
                     party signing this
                     agreement, any relevant
                     Credit Support Document, or
                     any Confirmation, as the
                     case may be.
-------------------- ----------------------------- ---------------- -------------------

v)      Miscellaneous.

        (a)    Address for Notices:  For the purposes of Section 12(a) of this Agreement:

        Address for notices or communications to Barclays:

        Address:      5 The North Colonnade
                      Canary Wharf
                      E14 4BB
        Facsimile:    44(20) 777 36461
        Phone:        44(20) 777 36810

        Address for notices or communications to the Counterparty:

        c/o Deutsche Bank l Trust Company Americas
        Attn.: Trust Administration - RALI 2006-QS3
        1761 East St. Andrew Place
        Santa Ana, CA 92705
        (714) 247-6255 phone
        (714) 247-6285 fax

        (b)    Process Agent.  For the purpose of Section 13(c):

               Barclays appoints as its Process Agent:  Barclays Bank PLC, New York Branch.

               Counterparty appoints as its Process Agent:  Not Applicable.

        (c)    Offices.  The provisions of Section 10(a) will apply to this Agreement.

        (d)    Multibranch Party.  For the purpose of Section 10(c) of this Agreement:

                      Barclays is a  Multibranch  Party and may act through its London and New
                      York offices.

                      Counterparty is not a Multibranch Party.

        (e)    Calculation Agent. The Calculation Agent is Barclays;  provided,  however, that if an Event of Default occurs with respect to Barclays,  then the  Counterparty shall be entitled to appoint a financial  institution  which would qualify as a
               Reference Market-maker to act as Calculation Agent.

        (f)    Credit  Support   Document.   Not   applicable  for  either   Barclays  or  the
               Counterparty.

(g)     Credit Support Provider.

                With respect to Barclays:  Not Applicable.
                 With respect to Counterparty:  Not Applicable.

        (h)    Governing  Law.  This  Agreement   shall  be  governed  by,  and  construed  in
               accordance with the laws of the State of New York (without  reference to choice of law  doctrine  except  Section  5-1401  and  Section  5-1402 of the New York
               General Obligation Law).

        (i)    Consent to Recording.  Each party hereto  consents and agrees the monitoring or recording,  at any time and from time to time,  by the  other  party of any and all  communications  between  officers or employees of the parties,  waives any further  notice of such  monitoring  or  recording,  and  agrees to notify  its officers and employees of such monitoring or recording.

(j)     Waiver  of  Jury  Trial.  To the  extent  permitted  by  applicable  law,  each  party irrevocably  waives any and all right to trial by jury in any legal  proceeding in connection with this Agreement,  any Credit Support  Document to which it is a Party, or any Transaction.  Each party also  acknowledges that this waiver is a material inducement to the other party's entering into this Agreement.

(k)     "Affiliate"  Counterparty  shall be deemed to not have any  Affiliates for purposes of this Agreement.

        (l)    Severability. If  any  term,   provision,   covenant,   or  condition  of  this
               Agreement,  or the application  thereof to any party or circumstance,  shall be held to be invalid or unenforceable  (in whole or in part) for any reason,  the remaining terms,  provisions,  covenants,  and conditions hereof shall continue in full  force  and  effect as if this  Agreement  had been  executed  with the invalid or unenforceable  portion  eliminated,  so long as this Agreement as so
               modified   continues  to  express,   without  material  change,   the  original
               intentions  of the parties as to the subject  matter of this  Agreement and the deletion of such portion of this  Agreement will not  substantially  impair the respective benefits or expectations of the parties.

               The parties shall endeavor to engage in good faith  negotiations to replace any invalid or unenforceable  term,  provision,  covenant or condition with a valid or enforceable term, provision,  covenant or condition,  the economic effect of which comes as close as possible to that of the invalid or unenforceable  term, provision, covenant or condition

    vi)        Additional Representations:

               Each  party  represents  to the other  party that  (absent a written  agreement between the parties  that  expressly  imposes  affirmative  obligations  to the contrary):-

(A)     NON-RELIANCE.  It is acting for its own account,  and it has made its own  independent decisions to enter into the  Transaction  and as to whether the Transaction is  appropriate  or proper based upon its own judgment and upon advice from such  advisers  as it  has  deemed  necessary.  It is  not  relying  on any communication  (written or oral) of the other party as investment advice or as a  recommendation  to enter into the  Transaction:  it being  understood that  information and  explanations  related to the terms and conditions of
                   the   Transaction   shall  not  be  considered   investment   advice  or  a
                   recommendation  to enter into the Transaction.  No  communication  (written or oral)  received  from the other party shall be deemed to be an assurance or guarantee as to the expected results of the Transaction.

(B)     ASSESSMENT  AND  UNDERSTANDING.   It  is  capable  of  assessing  the  merits  of  and
                   understanding  (on its  own  behalf  or  through  independent  professional advice),  and understands and accepts,  the terms,  conditions and risks of the  Transaction.  It is also capable of assuming,  and assumes,  the risks of the Transaction.

(C)     STATUS OF PARTIES.  The other party is not acting as a fiduciary  for or an adviser to it in respect of the Transaction.

(D)     PURPOSE.  It is entering into the  Transaction  for the purposes of hedging its assets or liabilities or in connection with a line of business.

(E)     ELIGIBLE   CONTRACT   PARTICIPANT   REPRESENTATION.   It  is  an  "eligible   contract
                   participant"  within  the  meaning  of Section  1(a)(12)  of the  Commodity
                   Exchange  Act, as amended,  including as amended by the  Commodity  Futures
                   Modernization Act of 2000.

vii)    Other Provisions.

(A)     FULLY-PAID  PARTY  PROTECTED.  Notwithstanding  the terms of  Sections  5 and 6 of the
                  Agreement if Party B has  satisfied  in full all of its payment  obligations under  Section  2(a)(i) of the  Agreement,  then unless  Party A is required pursuant  to  appropriate  proceedings  to  return  to Party B or  otherwise returns to Party B upon demand of Party B any portion of such  payment,  (a)
                  the  occurrence of an event  described in Section 5(a) of the Agreement with respect to Party B shall not  constitute  an Event of  Default or  Potential
                  Event of Default  with  respect to Party B as the  Defaulting  Party and (b)
                  Party  A  shall  be  entitled  to  designate  an  Early   Termination  Event
                  pursuant  to Section 6 of the  Agreement  only as a result of a  Termination
                  Event  set  forth in either  Section  5(b)(i)  or  Section  5(b)(ii)  of the
                  Agreement  with  respect  to  Party  A as  the  Affected  Party  or  Section
                  5(b)(iii) of the  Agreement  with respect to Party A as the Burdened  Party.
                  For purposes of the Transaction to which this  Confirmation  relates,  Party
                  B's only  obligation  under  Section  2(a)(i) of the Agreement is to pay the
                  Fixed Amount on the Fixed Rate Payer Payment Date.

(B)     SET-OFF.  Notwithstanding  any  provision of this  Agreement or any other  existing or future agreement,  each party  irrevocably  waives any and all rights it may have to set off, net,  recoup or otherwise  withhold or suspend or condition payment or  performance  of any  obligation  between it and the other  party hereunder  against any  obligation  between it and the other party under any other  agreements.  The  provisions  for Set-Off set fort in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

(C)     PROCEEDINGS.  Party A shall  not  institute  against  or cause  any  other  person  to institute  against,  or join any other person in  instituting  against,  the
                  Trust,   any   bankruptcy,   reorganization,   arrangement,   insolvency  or
                  liquidation  proceedings,  or other  proceedings  under any federal or state bankruptcy,  dissolution  or similar  law,  for a period of one year and one
                  day  (or,  if  longer,   the   applicable   preference   period)   following
                  indefeasible payment in full of the Certificates.

               (d) LIMITATION ON LIABILITY:  Barclays and Counterparty agree to the following:
                  (a)  the  sole  recourse  in  respect  of the  obligations  of  Counterparty hereunder  shall  be to the  Trust  Fund  (as  defined  in the  Pooling  and
                  Servicing  Agreement),  (b) Deutsche Bank Trust Company Americas is entering into  this  Agreement  solely  in its  capacity  as  trustee  and not in its individual  capacity  under the Pooling and  Servicing  Agreement and (c) in no case shall  Deutsche  Bank Trust  Company  Americas (or any person acting as  successor  trustee  under the Series  Supplement,  dated as of August 1,
                  2005, and the Standard Terms of the Pooling and Servicing  Agreement,  dated
                  as  of  August  1,  2004,   (collectively,   the  "Pooling   and   Servicing
                  Agreement"),  among Residential  Accredit Loans, Inc.,  Residential  Funding
                  Corporation,  and  Deutsche  Bank  Trust  Company  Americas)  be  personally liable  for  or on  account  of  any  of  the  statements,  representations,
                  warranties,   covenants   or   obligations   stated   to  be  those  of  the
                  Counterparty  under the terms of this Confirmation,  all such liability,  if any,  being  expressly  waived  by  Barclays  and any  person  claiming  by, through or under Barclays.

                           [Rest of Page Left Intentionally Blank]

The  time of  dealing  will be  confirmed  by  Barclays  upon  written  request.  Barclays  is regulated  by the  Financial  Services  Authority.  Barclays  is acting for its own account in respect of this Transaction.

Please  confirm that the foregoing  correctly  sets forth all the terms and  conditions of our agreement  with respect to the  Transaction  by  responding  within three (3) Business Days by promptly  signing in the space  provided below and both (i) faxing the signed copy to Incoming
Transaction   Documentation,   Barclays   Capital  Global  OTC  Transaction   Documentation  &
Management,     Global    Operations,     Fax    +(44)     20-7773-6810/6857,     Tel    +(44)
20-7773-6901/6904/6965,  and (ii)  mailing the signed  copy to Barclays  Bank PLC, 5 The North
Colonnade,  Canary Wharf,  London E14 4BB,  Attention of Incoming  Transaction  Documentation,
Barclays Capital Global OTC Transaction  Documentation & Management,  Global  Operation.  Your
failure to respond within such period shall not affect the validity or  enforceability  of the
Transaction  against you. This  facsimile  shall be the only  documentation  in respect of the
Transaction and accordingly no hard copy versions of this  Confirmation  for this  Transaction shall be provided unless the Counterparty requests.

-------------------------------------------- ----------------------------------------------
For and on behalf of                         For and on behalf of

BARCLAYS BANK PLC                            DEUTSCHE BANK TRUST COMPANY AMERICAS, NOT IN
                                             ITS INDIVIDUAL CAPACITY BUT SOLELY IN ITS
                                             CAPACITY AS TRUSTEE FOR THE BENEFIT OF RALI
                                             SERIES 2006-QS3 TRUST, MORTGAGE ASSET-BACKED
                                             PASS-THROUGH CERTIFICATES, SERIES 2006-QS3

-------------------------------------------- ----------------------------------------------
-------------------------------------------- ----------------------------------------------

/s/ Sally Green                              /s/ Barbara Campbell
-------------------------------------------  ---------------------------------------------
Name: Sally Green                            Name: Barbara Campbell
Title: Authorized Signatory                  Title: Vice President
Date: March 30, 2006                         Date: March 30, 2006

-------------------------------------------- ----------------------------------------------

----------------------------------------------------------------------------------------------

Barclays Bank PLC and its  Affiliates,  including  Barclays  Capital Inc., may share with each other  information,  including  non-public  credit  information,  concerning  its  clients and prospective  clients.  If you do not want such  information  to be  shared,  you must write to the Director of Compliance, Barclays Bank PLC, 200 Park Avenue, New York, NY 10166.

SCHEDULE A to the Confirmation dated as of March 30, 2006
Re: Reference Number: 1106350B/1106334B

  PERIOD START DATE       PERIOD END DATE                 NOTIONAL AMOUNT
             30-Mar-06             25-Apr-06                    -0-
             25-Apr-06             25-May-06                    54,342,262.74
             25-May-06             25-Jun-06                    53,598,183.39
             25-Jun-06             25-Jul-06                    52,769,452.05
             25-Jul-06             25-Aug-06                    51,857,951.26
             25-Aug-06             25-Sep-06                    50,865,777.40
             25-Sep-06             25-Oct-06                    49,795,235.77
             25-Oct-06             25-Nov-06                    48,648,834.70
             25-Nov-06             25-Dec-06                    47,429,278.79
             25-Dec-06             25-Jan-07                    46,139,461.24
             25-Jan-07             25-Feb-07                    44,791,251.43
             25-Feb-07             25-Mar-07                    43,470,031.22
             25-Mar-07             25-Apr-07                    42,175,494.25
             25-Apr-07             25-May-07                    40,907,189.90
             25-May-07             25-Jun-07                    39,664,674.99
             25-Jun-07             25-Jul-07                    38,447,513.61
             25-Jul-07             25-Aug-07                    37,255,277.07
             25-Aug-07             25-Sep-07                    36,087,543.71
             25-Sep-07             25-Oct-07                    34,943,898.82
             25-Oct-07             25-Nov-07                    33,823,934.54
             25-Nov-07             25-Dec-07                    32,727,249.72
             25-Dec-07             25-Jan-08                    31,653,449.80
             25-Jan-08             25-Feb-08                    30,602,146.75
             25-Feb-08             25-Mar-08                    29,572,958.90
             25-Mar-08             25-Apr-08                    28,565,510.88
             25-Apr-08             25-May-08                    27,579,433.50
             25-May-08             25-Jun-08                    26,614,363.65
             25-Jun-08             25-Jul-08                    25,669,944.20
             25-Jul-08             25-Aug-08                    24,745,823.89
             25-Aug-08             25-Sep-08                    23,841,657.26
             25-Sep-08             25-Oct-08                    22,957,104.51
             25-Oct-08             25-Nov-08                    22,091,831.47
             25-Nov-08             25-Dec-08                    21,245,509.44
             25-Dec-08             25-Jan-09                    20,417,815.13
             25-Jan-09             25-Feb-09                    19,608,430.59
             25-Feb-09             25-Mar-09                    18,817,043.10
             25-Mar-09             25-Apr-09                    18,043,345.06
             25-Apr-09             25-May-09                    17,287,033.97
             25-May-09             25-Jun-09                    16,547,812.26
             25-Jun-09             25-Jul-09                    15,825,387.29
             25-Jul-09             25-Aug-09                    15,119,471.23
             25-Aug-09             25-Sep-09                    14,429,780.98
             25-Sep-09             25-Oct-09                    13,756,038.07
             25-Oct-09             25-Nov-09                    13,097,968.65
             25-Nov-09             25-Dec-09                    12,455,303.35
             25-Dec-09             25-Jan-10                    11,827,777.24
             25-Jan-10             25-Feb-10                    11,215,129.72
             25-Feb-10             25-Mar-10                    10,617,104.49
             25-Mar-10             25-Apr-10                    10,033,449.48
             25-Apr-10             25-May-10                     9,463,916.74
             25-May-10             25-Jun-10                     8,908,262.38
             25-Jun-10             25-Jul-10                     8,366,246.55
             25-Jul-10             25-Aug-10                     7,837,633.32
             25-Aug-10             25-Sep-10                     7,322,190.64
             25-Sep-10             25-Oct-10                     6,819,690.26
             25-Oct-10             25-Nov-10                     6,329,907.70
             25-Nov-10             25-Dec-10                     5,852,622.14
             25-Dec-10             25-Jan-11                     5,387,616.40
             25-Jan-11             25-Feb-11                     4,934,676.86
             25-Feb-11             25-Mar-11                     4,493,593.40
             25-Mar-11             25-Apr-11                     4,064,090.44
             25-Apr-11             25-May-11                     3,678,197.98
             25-May-11             25-Jun-11                     3,303,347.01
             25-Jun-11             25-Jul-11                     2,939,341.54
             25-Jul-11             25-Aug-11                     2,585,988.79
             25-Aug-11             25-Sep-11                     2,243,099.18
             25-Sep-11             25-Oct-11                     1,910,486.21
             25-Oct-11             25-Nov-11                     1,587,966.46
             25-Nov-11             25-Dec-11                     1,275,359.50
             25-Dec-11             25-Jan-12                       972,487.89
             25-Jan-12             25-Feb-12                       679,177.08
             25-Feb-12             25-Mar-12                       395,255.39
             25-Mar-12             25-Apr-12                       120,553.96

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